                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL (CONSOLIDATED)                       CASE NO.:  97-21385-CJK
       DEBTOR                                           JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:               3/31/98
                                                       ------------



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED) , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                X      Monthly Reporting Questionnaire (Attachment 1)
           ------------

                X      Comparative Balance Sheets (Forms OPR-1 and OPR-2)
           ------------

                X      Summary of Accounts Receivable (Form OPR-3)
           ------------

                X      Schedule of Post-Petition Liabilities (Form OPR-4)
           ------------

                X      Income Statement (Form OPR-5)
           ------------

                X      Statement of Sources and Uses of Cash (Form OPR-6)
           ------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:        4/29/98             DEBTOR-IN-POSSESSION
           ------------
                                 By:           /s/ F. GORDON BITTER
                                               --------------------------------
                                 Name & Title: F. Gordon Bitter, CEO & CFO
                                               Molten Metal Technology, Inc.
                                               421 Currant Road
                                               Fall River, MA  02720
                                               Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED)      CASE NO.:  97-21385-CJK
       DEBTOR                                           JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11

               NOTE TO THE MONTHLY OPERATING REPORT:


               Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                                                                      FORM OPR-1
                           COMPARATIVE BALANCE SHEETS


Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                            MONTH ENDED: 3/31/98
                                                                        --------


                                                FILING       MONTH          MONTH         MONTH         MONTH
                                                 DATE        ENDED          ENDED         ENDED         ENDED
                                               12/3/97      12/31/97       1/31/98       2/28/98       3/31/98
                                            -------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                          4,654,326     7,712,988     7,222,698     5,141,902     1,679,329
Other negotiable instruments (i.e. CD's,
   Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)        7,589,596     7,768,045     6,001,822     6,121,182     7,604,873
Less: allowance for doubtful accounts          (150,000)     (150,000)     (150,000)     (150,000)     (150,000)

Accounts Receivable-Other                     3,362,193     3,114,234     3,630,556     3,936,087     3,466,844
Inventory, at cost                            4,642,718     2,999,979     2,981,683     2,953,384     3,252,606
Prepaid expenses                              2,944,501     3,432,683     3,590,453     3,912,070     4,053,504
Deposits                                        199,046       176,955       258,371       264,731       327,840
Other:
   Investment in Nichimen Joint Venture         433,739       433,739       433,739       433,739       433,739
   Investment in CW, LLC                      1,497,718     1,497,718     1,497,718     1,497,718     1,497,718
   Long Term Notes Receivable                20,806,950    20,806,950    20,806,950    20,806,950    20,806,950
   Restricted Cash Collateral Deposits        3,921,953     3,930,999     3,940,000     3,948,082     4,236,270

                                            -------------------------------------------------------------------
TOTAL CURRENT ASSETS                         49,902,740    51,724,290    50,213,990    48,865,845    47,209,673
                                            -------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST      158,480,555   158,577,054   158,881,900   159,301,814   159,543,659
Less: Accumulated Depreciation              (23,789,824)  (24,685,394)  (25,710,487)  (26,735,581)  (27,727,471)

                                            -------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT           134,690,731   133,891,660   133,171,413   132,566,233   131,816,188
                                            -------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
   10% OF "TOTAL ASSETS")
   Intangible Assets                         26,143,973    26,143,421    26,168,331    26,189,604    26,398,877
   Less: Accumulated Amortization            (4,212,236)   (4,412,755)   (4,604,973)   (4,797,190)   (4,992,683)

                                            -------------------------------------------------------------------
TOTAL OTHER ASSETS                           21,931,737    21,730,666    21,563,358    21,392,414    21,406,194
                                            -------------------------------------------------------------------
TOTAL ASSETS                                206,525,208   207,346,616   204,948,761   202,824,492   200,432,055
                                            ===================================================================
                                               MONTH         MONTH        MONTH
                                               ENDED         ENDED        ENDED
                                            ---------------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e. CD's,
   Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts

Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
   Investment in Nichimen Joint Venture
   Investment in CW, LLC
   Long Term Notes Receivable
   Restricted Cash Collateral Deposits


                                            ---------------------------------------
TOTAL CURRENT ASSETS                                  0             0             0
                                            ---------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

                                            ---------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                     0             0             0
                                            ---------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
   10% OF "TOTAL ASSETS")
   Intangible Assets
   Less: Accumulated Amortization

                                            ---------------------------------------
TOTAL OTHER ASSETS                                    0             0             0
                                            ---------------------------------------

TOTAL ASSETS                                          0             0             0
                                            =======================================

                                                                      FORM OPR-2
                           COMPARATIVE BALANCE SHEETS


Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                            MONTH ENDED: 3/31/98
                                                                        --------


                                                             FILING         MONTH         MONTH         MONTH           MONTH
                                                              DATE          ENDED         ENDED         ENDED           ENDED
                                                             12/3/97       12/31/97      1/31/98       2/28/98         3/31/98
                                                          -----------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                               5,260,000     7,000,000      7,000,000      7,000,000
Unsecured Debt-Intercompany Obligations due to cash
   transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
   Operations (See Form OPR-4)                                              3,076,569     2,266,637      4,943,854      5,414,210

                                                          -----------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                      0      8,336,569     9,266,637     11,943,854     12,414,210

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                            12,378,455     10,623,523    10,213,992     10,200,940     10,180,107
TOTAL OTHER PRE PETITION LIABILITIES                       242,148,750    241,463,644   242,349,829    240,705,035    240,424,837
                                                          -----------------------------------------------------------------------

TOTAL LIABILITIES                                          254,527,205    260,423,736   261,830,458    262,849,829    263,019,154
                                                          -----------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             15,874,471     16,793,713    17,319,518     17,845,322     18,371,126
Common Stock                                                   237,810        237,810       237,810        237,810        237,810
Paid in Capital                                            170,893,690    170,893,690   170,893,907    170,893,907    170,893,907
Valuation Allowance                                              9,683         11,636
Dividends Paid                                              (4,343,230)    (5,262,472)   (5,788,277)    (6,314,081)    (6,830,562)
Treasury Stock                                              (1,251,319)    (1,251,319)   (1,251,319)    (1,251,319)    (1,251,319)
Deferred Compensation                                         (127,137)      (120,489)     (113,842)      (107,838)      (101,191)
Retained Earnings
   Through Filing Date                                    (229,295,965)  (229,295,965) (229,295,965)  (229,295,965)  (229,295,965)
   Post Filing Date                                                        (5,083,724)   (8,883,529)   (12,033,173)   (14,610,905)

                                                          -----------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       (48,001,997)   (53,077,120)  (56,881,697)   (60,025,337)   (62,587,099)
                                                          -----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 206,525,208    207,346,616   204,948,761    202,824,492    200,432,055
                                                          =======================================================================
                                                             MONTH          MONTH         MONTH
                                                             ENDED          ENDED         ENDED
                                                          -----------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
   transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
   Operations (See Form OPR-4)

                                                          -----------------------------------------
TOTAL POST PETITION LIABILITIES                                      0              0             0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                          -----------------------------------------

TOTAL LIABILITIES                                                    0              0             0
                                                          -----------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
   Through Filing Date
   Post Filing Date

                                                          -----------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                 0              0             0
                                                          -----------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           0              0             0
                                                          =========================================

                                                                      FORM OPR-3
                         SUMMARY OF ACCOUNTS RECEIVABLE


Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                            MONTH ENDED: 3/31/98
                                                                        --------

                                                                         0-30         31-60           61-90           OVER
                                                        TOTAL            DAYS          DAYS            DAYS         90 DAYS
                                                       ---------------------------------------------------------------------
DATE OF FILING:  12/3/97                               7,589,596      4,116,989       943,972        797,630       1,731,005
                 Allowance for doubtful accounts        (150,000)                                                   (150,000)
                                                       ---------------------------------------------------------------------
                                                       7,439,596      4,116,989       943,972        797,630       1,581,005
                                                       =====================================================================

MONTH:           12/31/97                              7,768,045      1,875,415     3,473,011        519,172       1,900,447
                 Allowance for doubtful accounts        (150,000)                                                   (150,000)
                                                       ---------------------------------------------------------------------
                                                       7,618,045      1,875,415     3,473,011        519,172       1,750,447
                                                       =====================================================================

MONTH:           1/31/98                               6,001,822      1,290,680     1,267,373      1,458,561       1,985,208
                 Allowance for doubtful accounts        (150,000)                                                   (150,000)
                                                       ---------------------------------------------------------------------
                                                       5,851,822      1,290,680     1,267,373      1,458,561       1,835,208
                                                       =====================================================================

MONTH:           2/28/98                               6,121,182      1,377,798     1,019,381        572,967       3,151,036
                 Allowance for doubtful accounts        (150,000)                                                   (150,000)
                                                       ---------------------------------------------------------------------
                                                       5,971,182      1,377,798     1,019,381        572,967       3,001,036
                                                       =====================================================================

MONTH:           3/31/98                               7,604,873      3,156,081     1,505,814        286,492       2,656,486
                 Allowance for doubtful accounts               0
                                                       ---------------------------------------------------------------------
                                                       7,604,873      3,156,081     1,505,814        286,492       2,656,486
                                                       =====================================================================

MONTH:                                                         0
                 Allowance for doubtful accounts               0
                                                       ---------------------------------------------------------------------
                                                               0              0             0              0               0
                                                       =====================================================================

MONTH:
                 Allowance for doubtful accounts
                                                       ---------------------------------------------------------------------
                                                               0              0             0              0               0
                                                       =====================================================================

                                                                      FORM OPR-4
                      SCHEDULE OF POST PETITION LIABILITIES


Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                            MONTH ENDED: 3/31/98
                                                                        --------


                                                                DATE       DATE        TOTAL       0-30    31-60    61-90    OVER
                                                              INCURRED     DUE          DUE        DAYS    DAYS      DAYS   90 DAYS
                                                              ---------------------------------------------------------------------
TAXES PAYABLE

    Federal Income Taxes                                                                  NONE
    FICA-Employer's Share                                                                 NONE
    FICA-Employee's Share                                                                 NONE
    Unemployment Tax                                                                      NONE
    State Sales & Use Tax                                                                 NONE
    State __________ Tax                                                                  NONE
    Personal Property Tax                                                                 NONE

                                                                                    -----------------------------------------------
TOTAL TAXES PAYABLE                                                                          0        0       0        0          0
                                                                                    -----------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
    Post petition advances-Morgens Waterfall Financing         3/20/98   12/31/99    7,000,000

ACCRUED INTEREST PAYABLE
    Post petition interest on Morgens Waterfall Financing

                                                                                    -----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                     7,000,000        0       0        0          0
                                                                                    -----------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
    Trade Accounts Payable (see attached schedules)                                    872,747
    Payroll withholdings
    Accrued Payroll
    Accrued expenses-Estimated liability incurred, but not invoiced
      as of the end of the period and deferred obligations.                          4,541,463

                                                                                    -----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                 5,414,210        0       0        0          0
                                                                                    -----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                 12,414,210        0       0        0          0
                                                                                    ===============================================

                                                                      FORM OPR-5
                                INCOME STATEMENT

Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK

                                                            MONTH ENDED: 3/31/98
                                                                        --------

                                                    PRE         POST        MONTH          MONTH       MONTH
                                                  PETITION    PETITION      ENDED          ENDED       ENDED
                                                  12/3/97     12/31/97     1/31/98        2/28/98     3/31/98
                                                  ------------------------------------------------------------
NET REVENUE (INCOME)                                     0    4,103,641    1,797,407     2,069,601   2,643,744
                                                  ------------------------------------------------------------

COST OF GOODS SOLD
        Salaries & wages                           224,548    1,676,135    1,353,865     1,050,129   1,123,331
        Less: Salaries & wages capitalized
          in fixed assets                                                   (121,795)     (120,000)
        Benefits                                                562,849      318,037       314,271     311,609
        Bad debt expense                                         18,625
        Cost of goods sold                                    1,200,000      (20,833)
        Decontamination & disposal                               26,758       26,758        26,758
        Disposal costs-secondary wastes                         112,496      105,018       431,112     522,653
        Financing costs                                         212,000        9,000
        Insurance                                               108,638      114,934        84,457      83,183
        Legal services                                          342,713
        Materials                                             1,151,084      866,199       418,286     562,465
        Office expense & supplies                                37,650       21,138        66,470      51,520
        Other                                                    18,202       57,436         8,528       4,343
        Outside services                                        814,013      443,144       473,118     443,347
        Professional services                                   857,587       59,868       145,646     124,269
        Rent-equipment                                          104,873       39,324        87,631      58,604
        Rent-office/buildings                                   264,752      317,269       107,221     (94,110)
        Supplies-processing                                      18,515
        Taxes                                                    87,546       40,219        31,143      35,459
        Telephone                                               134,438       46,167        38,809      17,319
        Transportation                                          110,472       93,218       164,655     132,244
        Travel & entertainment                                   43,509       71,260        80,591     110,575
        Utilities                                               234,343        8,819        73,848      48,105

                                                  ------------------------------------------------------------
TOTAL COST OF GOODS SOLD                           224,548    8,137,198    3,849,045     3,482,673   3,534,916
                                                  ------------------------------------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES          (224,548)  (4,033,557)  (2,051,638)   (1,413,072)   (891,172)
                                                  ------------------------------------------------------------

INTEREST(INCOME) EXPENSE                                         62,539       90,855        91,010      71,976
DEPRECIATION AND AMORTIZATION                                 1,096,271    1,217,312     1,217,312   1,230,989
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                       440,000       428,250     352,871
OTHER (INCOME) EXPENSE                                         (108,643)
(GAIN) LOSS ON SALE OF ASSETS                                                                           30,724
                                                  ------------------------------------------------------------

NET INCOME (LOSS)                                 (224,548)  (5,083,724)  (3,799,805)   (3,149,644) (2,577,732)
                                                  ============================================================
                                                   MONTH    MONTH     MONTH     MONTH
                                                   ENDED    ENDED     ENDED     ENDED

                                                   -----------------------------------
NET REVENUE (INCOME)
                                                   -----------------------------------

COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages capitalized
          in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                                   -----------------------------------
TOTAL COST OF GOODS SOLD                                0        0         0         0
                                                   -----------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES                0        0         0         0
                                                   -----------------------------------

INTEREST(INCOME) EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                   -----------------------------------

NET INCOME (LOSS)                                       0        0         0         0
                                                   ===================================

                                                                      FORM OPR-6
                      STATEMENT OF SOURCES AND USES OF CASH

Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK

                                                            MONTH ENDED: 3/31/98
                                                                        --------

                                                                            TOTAL
                                                 PRE          POST          MONTH         MONTH         MONTH          MONTH
                                               PETITION     PETITION        ENDED         ENDED         ENDED          ENDED
                                              12/1-12/2    12/3-12/31      12/31/97      1/31/98       2/28/98         3/1/98
                                              ---------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                        (5,083,724)    (5,083,724)   (3,799,805)   (3,149,644)    (2,577,732)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating
 Activities:
  Depreciation & Amortization                               1,096,271      1,096,271     1,217,312     1,217,312      1,230,989
  Decrease (Increase)-Accounts Receivable                      69,510         69,510     1,249,901      (424,891)    (1,014,448)
  Decrease (Increase)-Inventories                           1,642,739      1,642,739        18,296        28,299       (299,222)
  Decrease (Increase)-Prepaid Expenses                       (488,182)      (488,182)     (157,770)     (321,617)      (141,434)
  Decrease (Increase)-Other Assets                             13,597         13,597       (90,417)      (14,442)      (351,297)
  Increase (Decrease)-Pre Petition Liabilities             (2,440,220)    (2,440,220)      476,653    (1,657,847)      (301,032)
  Increase (Decrease)-Post Petition Liabilities             3,076,569      3,076,569      (809,932)    2,677,217        470,356

                                              ---------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING
  ACTIVITIES                                          0    (2,113,440)    (2,113,440)   (1,895,762)   (1,645,613)    (2,983,820)
                                              ---------------------------------------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES
  Capital Expenditures                                        (96,499)       (96,499)     (329,756)     (441,187)      (451,118)
  Sale of Net Fixed Assets                                                                                              (43,605)
                                              ---------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING
  ACTIVITIES                                          0       (96,499)       (96,499)     (329,756)     (441,187)      (494,723)
                                              ---------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (Decrease)-Morgens Waterfall                     5,260,000      5,260,000     1,740,000             0              0
  Increase (Decrease)-Shareholder Valuations                    8,601          8,601        (4,772)        6,004         15,970
  Purchase of Treasury Stock-Preferred Shares
                                              ---------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING
  ACTIVITIES                                          0     5,268,601      5,268,601     1,735,228         6,004         15,970
                                              ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                         0     3,058,662      3,058,662      (490,290)   (2,080,796)    (3,462,573)

Cash and Cash Equivalents at Beginning of
  Period                                                    4,654,326      4,654,326     7,712,988     7,222,698      5,141,902
                                              ---------------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period            0     7,712,988      7,712,988     7,222,698     5,141,902      1,679,329
                                              =================================================================================

                                                 MONTH     MONTH
                                                 ENDED     ENDED

                                               --------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating
 Activities:
  Depreciation & Amortization
  Decrease (Increase)-Accounts Receivable
  Decrease (Increase)-Inventories
  Decrease (Increase)-Prepaid Expenses
  Decrease (Increase)-Other Assets
  Increase (Decrease)-Pre Petition Liabilities
  Increase (Decrease)-Post Petition Liabilities

                                               --------------------
NET CASH PROVIDED (USED) BY OPERATING
  ACTIVITIES                                           0          0
                                               --------------------
CASH FLOWS USED IN INVESTING ACTIVITIES
  Capital Expenditures
  Sale of Net Fixed Assets
                                               --------------------
NET CASH PROVIDED (USED) IN INVESTING
  ACTIVITIES                                           0          0
                                               --------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (Decrease)-Morgens Waterfall
  Increase (Decrease)-Shareholder Valuations
  Purchase of Treasury Stock-Preferred Shares
                                               --------------------
NET CASH PROVIDED (USED) IN FINANCING
  ACTIVITIES                                           0          0
                                               --------------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                          0          0

Cash and Cash Equivalents at Beginning of
  Period                                       1,679,329  1,679,329
                                               --------------------
Cash and Cash Equivalents at End of Period     1,679,329  1,679,329
                                               ====================

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                            MONTH ENDED: 3/31/98
                                                                        --------


                                                                          PAGE 1


1. PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

        NAME AND TITLE OF                                     DATE              WAGES PAID        TAXES WITHHELD
        EXECUTIVE                                             PAID       GROSS      NET          DUE        PAID
        ----------------------------------------------------------------------------------------------------------
        H. W. Arrowsmith, VP Nuclear Sales & Marketing    3/6 & 3/20/98  17,308     9,996       5,439       5,439
        Eugene Berman, VP, Regul, Legal, & Extern Aff     3/6 & 3/20/98  14,011     7,831       5,385       5,385
        F. Gordon Bitter, CEO & CFO, Director             3/6 & 3/20/98  29,126    15,911      13,110      13,110
        Steven Brien, VP, Chemical Sales & Marketing      3/6 & 3/20/98  12,308     7,109       4,325       4,325
        Victor E. Gatto, Jr., VP, Government Markets      3/6 & 3/20/98  13,862    12,309       1,415       1,415
        David Hoey, V,P Business Development              3/6 & 3/20/98  13,165     8,470       4,560       4,560
        F. James Howie, III, VP, Procurement              3/6 & 3/20/98  11,097     7,286       3,681       3,681
        Ethan E. Jacks, VP, General Counsel, Secretary    3/6 & 3/20/98  13,551     8,465       4,802       4,802
        James E. Johnston, VP, Technical Development      3/6 & 3/20/98  10,551     6,104       3,365       3,365
        Christopher Nagel, Chief Technology Officer       3/6 & 3/20/98  11,538     6,488       3,995       3,995
        Kathy Santoro, VP, Human Resources                3/6 & 3/20/98   4,339     1,411       2,928       2,928
        Charles W. Shaver, President & COO, Director      3/6 & 3/20/98  20,472    11,743       7,684       7,684

                                                                        ------------------------------------------
        TOTAL EXECUTIVE PAYROLL                                         171,328   103,123      60,689      60,689
                                                                        ==========================================





2. INSURANCE

     Is Workers' Compensation and other insurance in effect?           Yes

     Are payments current?                                             Yes

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                    DATE
                                   COVERAGE    POLICY    EXPIRATION    PREMIUM    COVERAGE
TYPE     CARRIER NAME               AMOUNT     NUMBER       DATE       AMOUNT    PAID THRU
-------------------------------------------------------------------------------------------


                 SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number: 97-21385-CJK


                                                                          PAGE 2

3. BANK ACCOUNTS

                                        MMT             MMT               MMT         TENNESSEE    TENNESSEE     TENNESSEE
                                      OPERATING       PAYROLL           PAYROLL       OPERATING     PAYROLL       PAYROLL
                                      ---------       -------           -------       ---------     -------       -------

BANK NAME                             U.S. TRUST     U.S. TRUST        NATIONSBANK    U.S. TRUST   U.S. TRUST   NATIONSBANK

ACCOUNT NUMBER                        1100937836     1100937844        3001270655     110937851    1100937869    3001270846


BEGINNING BOOK BALANCE                 1,188,914         31,396                       1,043,692        33,941

PLUS:   Deposits-Collections of A/R                                                   2,461,748
        Other Receipts                    42,432
        Loan Advances

LESS:   Disbursements                 (4,355,921)
        Payroll                                         (31,396)         (703,713)     (276,452)      (33,941)     (395,599)
        Returned Checks
        Loan Repayments

OTHER:  Adjustments                         (527)
        Transfers In (Out)             2,900,638                          720,100    (2,033,838)                    413,100

                                      -------------------------------------------------------------------------------------

ENDING BOOK BALANCE                     (224,464)             0            16,387     1,195,150             0        17,501
                                      =====================================================================================

                                          ALEX         OPPEN-        M4 LP      ESCROW AT    MMT FED
                                         BROWN         HEIMER      OPERATING      ROPES     HOLDINGS       TOTAL
                                         -----         ------      ---------      -----     --------       -----
                                          ALEX         OPPEN-                    ROPES &
BANK NAME                                BROWN         HEIMER      SUNTRUST       GRAY     U.S. TRUST

ACCOUNT NUMBER                         210-71007     033-82238    0005618983               002239244-1


BEGINNING BOOK BALANCE                     6,543     2,676,006        (8,294)    169,204           500    5,141,902

PLUS:   Deposits-Collections of A/R                                                                       2,461,748
        Other Receipts                                                                                       42,432
        Loan Advances                                                                                             0
                                                                                                                  0
LESS:   Disbursements                                                           (169,204)                (4,525,125)
        Payroll                                                                                          (1,441,101)
        Returned Checks                                                                                           0
        Loan Repayments                                                                                           0
                                                                                                                  0
OTHER:  Adjustments                                                                                            (527)
        Transfers In (Out)                          (2,000,000)                                                   0
                                                                                                                  0
                                      -----------------------------------------------------------------------------

ENDING BOOK BALANCE                        6,543       676,006        (8,294)          0           500    1,679,329
                                      =============================================================================


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

        List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

        Payments To/On                              Amount       Date       Check #
        --------------                              ------       ----       -------

        PROFESSIONALS (ATTORNEYS,
        ACCOUNTANTS, ETC.):

                                                        NONE






                                                  -----------
                                                           0
                                                  ===========

        PRE-PETITION DEBTS


                                                        NONE







                                                  -----------
        TOTAL PAYMENTS OF PRE-PETITION DEBTS               0
                                                  ===========